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Exhibit 10.10.2

AMENDMENT TO EQUITY LINE OF CREDIT AGREEMENT

        THIS AMENDMENT (the "Amendment") is made and entered into effective as of February 4, 2002, by and between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor") and COMMUNICATION INTELLIGENCE CORP., a corporation organized and existing under the laws of the State of Delaware (the "Company").

WITNESSTH:

        WHEREAS, the Investor and the Company entered into an Equity Line of Credit Agreements, wherein the Company shall issue and sell to the Investor, from time to time as provided therein, and the Investor shall purchase from the Company up to Fifteen Million Dollars ($15,000,000) of the Company's common stock, par value $0.01 per share (the "Common Stock"), a Registration Rights Agreement, Escrow Agreement and Placement Agent Agreement dated July 23, 2002 (collectively referred to as the "Transaction Documents"); and

        WHEREAS, the parties desire to amend the terms of the Transaction Documents accordingly as set forth herein.

        NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants herein contained and in the Transaction Documents, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.    The Equity Line of Credit Agreement is hereby amended by inserting the following:

        Section 1.1 "Active Bid Price" shall mean a closing bid price of the Company's Common Stock, as reported by Bloomberg, L.P., above $0.000.

        2.    The Equity Line of Credit Agreement is hereby further amended by renumbering Article I accordingly.

        3.    The Transaction Documents shall be amended where appropriate to reflect the changes made herein.

        4.    Except as set forth hereinabove, all other terms and provisions of the Transaction Documents shall remain in full force and effect.

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        IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year set above set forth.

COMPANY: COMMUNICATIONS INTELLIGENCE CORP.
By:
Name: Frank Dane Title: Chief Legal Officer
INVESTOR: CORNELL CAPITAL PARTNERS, LP
By: Yorkville Advisors, LLC Its: General Partner
By:
Name: Mark Angelo Title: Portfolio Manager

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  Exhibit 10.10.2
AMENDMENT TO EQUITY LINE OF CREDIT AGREEMENT
WITNESSTH